                          PROSPECTUS FEBRUARY 28, 2002

--------------------------------------------------------------------------------
JPMORGAN INCOME FUNDS
SELECT CLASS SHARES

BOND FUND
BOND FUND II
FLEMING EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
INTERMEDIATE BOND FUND
SHORT TERM BOND FUND
STRATEGIC INCOME FUND
U.S. TREASURY INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]JPMORGAN Fleming
Asset Management

CONTENTS

Bond Fund                                                                      1
Bond Fund II                                                                   7
Fleming Emerging Markets Debt Fund                                            14
Global Strategic Income Fund                                                  20
Intermediate Bond Fund                                                        26
Short Term Bond Fund                                                          33
Strategic Income Fund                                                         39
U.S. Treasury Income Fund                                                     45
The Funds' Management and Administration                                      50
How Your Account Works                                                        52
   Buying Fund Shares                                                         52
   Selling Fund Shares                                                        53
   Other Information Concerning the Funds                                     54
   Distributions and Taxes                                                    54
Investments                                                                   56
Risk and Reward Elements                                                      58
Financial Highlights of the Funds                                             61
How To Reach Us                                                       Back cover

JPMorgan BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. "Assets" means net assets plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard &Poor's Corporation (S&P) or Fitch Investor Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest Fundrate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)
-------------------------------------
1992                            6.53%
1993                            9.87%
1994                           -2.97%
1995                           18.17%
1996                            3.13%
1997                            9.13%
1998                            7.36%
1999                           -0.73%
2000                           10.62%
2001                            7.23%
-------------------------------------
BEST QUARTER                    6.25%
-------------------------------------
                    2nd quarter, 1995
-------------------------------------
WORST QUARTER                  -2.39%
-------------------------------------
                    1st quarter, 1994

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS SHARES WERE INTRODUCED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THOSE OF THE SELECT CLASS SHARES) FROM 7/12/93 THROUGH 9/10/01. RETURNS FOR THE PERIOD 1/1/92 THROUGH 7/12/93 REFLECT PERFORMANCE OF THE PIERPONT BOND FUND, THE FUND'S PREDECESSOR.

(1)   THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*

                                               PAST 1 YR.   PAST 5 YRS.   PAST 10 YRS.
--------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES      7.23         6.65          6.68
--------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                4.82         4.05          3.98
--------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        4.50         4.03          4.02
--------------------------------------------------------------------------------------
SALOMON SMITH BARNEY BROAD INVESTMENT
GRADE BOND INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                    8.52         7.44          7.28
--------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT GRADE
DEBT FUNDS INDEX (REFLECTS NO DEDUCTION
FOR TAXES)                                      8.22         6.82          6.76
--------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* SEE FOOTNOTE ON PREVIOUS PAGE.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT CLASS ASSETS)

--------------------------------------------------------------------------------
 MANAGEMENT FEES                                                         0.30
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       0.23
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                0.78
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.09)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                         0.69
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.69% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

-     net expenses through 12/31/04 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   70         222         407         941
--------------------------------------------------------------------------------

JPMorgan BOND FUND II

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks to provide as high a level of income as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes. The Fund invests primarily in investment grade corporate bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch) or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

To temporarily defend its assets, the Fund may put any amount of its assets in high-quality money market instruments and repurchase agreements.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser will change the actual maturities according to changes in the market.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval. The Fund is diversified as defined in the Investment Company Act of 1940.

The Fund is diversified as defined in the Investment Company Act of 1940.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index and the Lipper Corporate Debt A-Rated Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)
-------------------------------------
1992                            6.46%
1993                           11.40%
1994                           -3.83%
1995                           18.51%
1996                            3.20%
1997                            8.81%
1998                            7.94%
1999                           -1.05%
2000                           10.08%
2001                            7.53%
-------------------------------------
BEST QUARTER                    5.86%
-------------------------------------
                    2nd quarter, 1995
-------------------------------------
WORST QUARTER                  -2.76%
-------------------------------------
                    1st quarter, 1994

* ON 1/1/97, THE FUND RECEIVED THE ASSETS OF THREE COMMON TRUST FUNDS WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK. THE PERFORMANCE OF THE FUND BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF ONE OF THE COMMON TRUST FUNDS WHOSE ASSETS WERE TRANSFERRED TO THE FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.

(1)   THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
For the periods ending December 31, 2001*

                                                PAST 1 YR.   PAST 5 YRS.   PAST 10 YRS.
---------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES       7.53         6.58          6.73
---------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                5.36         3.88           N/A(1)
---------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        4.55         3.91           N/A(1)
---------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       8.42         7.43          7.23
---------------------------------------------------------------------------------------
LIPPER CORPORATE DEBT A-RATED
FUNDS INDEX (REFLECTS NO DEDUCTION FOR TAXES)   7.79         6.50          6.80
---------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*     SEE FOOTNOTE FROM PREVIOUS PAGE.

(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT CLASS ASSETS)

--------------------------------------------------------------------------------
 MANAGEMENT FEES                                                         0.30
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       0.20
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                         0.75
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.15)
--------------------------------------------------------------------------------
  NET EXPENSES(2)                                                        0.60
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.60% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/03

EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year and

- net expenses through 12/31/03 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   61         212         389         904
--------------------------------------------------------------------------------

JPMorgan FLEMING EMERGING MARKETS DEBT FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

THE FUND'S MAIN INVESMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom, and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund's duration will generally range between three and five years, similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade, sometimes called junk bonds (or the unrated equivalent).

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index. Derivatives may also be used as substitutes for securities in which the Fund can invest.

In addition to the investment process described below, the adviser makes country allocation decisions, based primarily on financial and economic forecasts and other macro-economic factors.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration is generally shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

Because the Fund is non-diversified and may invest more than 5% of its assets in a single issuer and its primary securities combine the risks of emerging markets and low credit quality, its performance is likely to be more volatile than that of other fixed income investments. These risks and fund volatility are likely to be compounded when the Fund concentrates its investments in a small number of countries.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared to ride out periods of negative return.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      -     WANT TO ADD A NON-U.S. INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     REQUIRE STABILITY OF PRINCIPAL

      - ARE NOT PREPARED TO ACCEPT A HIGHER DEGREE OF RISK THAN MOST TRADITIONAL BOND FUNDS

      -     ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last four calendar years. This provides some indication of the risks of investing in the Fund. The table shows average annual total returns for the past year and the life of the Fund. It compares the Fund's total performance to the Emerging Markets Bond Index Global and the Lipper Emerging Markets Debt Funds Average, widely recognized benchmarks.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than shown.

[CHART]

YEAR BY YEAR TOTAL RETURNS*,(1)
--------------------------------------
1998                           -15.93%
1999                            25.97%
2000                            15.23%
2001                             4.77%
--------------------------------------
BEST QUARTER                    14.16%
--------------------------------------
                     4th quarter, 1999
--------------------------------------
WORST QUARTER                  -21.73%
--------------------------------------
                     3rd quarter, 1998

* PRIOR TO SEPTEMBER 10, 2001, THE FUND HAD ONLY ONE CLASS OF SHARES, AND OPERATED IN A MASTER-FEEDER STRUCTURE. AS OF SEPTEMBER 10, 2001, THE FUND'S EXISTING SHARE CLASS WAS RE-NAMED "SELECT."

(1)   THE FUND'S FISCAL YEAR END IS 7/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*,(1)

                                                         PAST 1 YR.       LIFE OF FUND
--------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES                 4.77            6.53
--------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                          0.36            1.90
--------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                  2.84            2.78
--------------------------------------------------------------------------------------
EMERGING MARKETS BOND INDEX GLOBAL (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 1.35            6.95
--------------------------------------------------------------------------------------
LIPPER EMERGING MARKETS DEBT FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR TAXES)                        11.53            4.11
--------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*     SEE FOOTNOTE ON PREVIOUS PAGE.

(1) THE FUND COMMENCED OPERATIONS ON 4/17/97. PERFORMANCE FOR THE BENCHMARKS IS AS OF 4/30/97.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                           0.70
DISTRIBUTION (RULE 12b-1) FEES                                            NONE
SHAREHOLDER SERVICE FEES                                                  0.25
OTHER EXPENSES(1)                                                         1.07
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                  2.02
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                  (0.77)
NET EXPENSES(2)                                                           1.25
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/04.

EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

-     net expenses through 12/31/04 and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   127        411         875         2,162
--------------------------------------------------------------------------------

JPMorgan GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.

At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's Investors Service, Inc. (Moody's), Standard &Poor's Corporation (S&P) Fitch Investor's Services, Inc. (Fitch) or the equivalent by another national rating organization, or in securities which are unrated but are deemed by the adviser to be of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securites rated below investment grade are sometimes called junk bonds.

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

-     12% international non-dollar
      (range 0-25%)

-     35% public/private mortgages
      (range 20-45%)

-     15% public/private corporates
      (range 5-25%)

-     15% emerging markets
      (range 0-25%)

-     23% high yield corporates
      (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in floating rate securities whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      -     WANT TO ADD A NON-U.S. INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO.

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     HAVE A SHORT-TERM INVESTMENT HORIZON

      -     ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES

      -     REQUIRE STABILITY OF PRINCIPAL

      -     ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index and the Lipper Multi Sector Income Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)
-------------------------------------
1998                            2.31%
1999                            2.08%
2000                            7.55%
2001                            3.77%
-------------------------------------
BEST QUARTER                    3.17%
-------------------------------------
                    4th quarter, 2001
-------------------------------------
WORST QUARTER                  -1.58%
-------------------------------------
                    3rd quarter, 1998

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE BEFORE THE SELECT CLASS SHARES WERE INTRODUCED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THOSE OF SELECT CLASS SHARES) FROM 11/5/97 TO 9/10/01. RETURNS FOR THE PERIOD FROM 3/17/97 TO 11/5/97 REFLECT THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS SHARES. DURING THIS PERIOD, THE ACTUAL RETURNS OF SELECT CLASS SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN THE INSTITUTIONAL CLASS SHARES.

(1)   THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001*,(1)

                                                            PAST 1 YR.  LIFE OF FUND
------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES                  3.77        4.99
------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS                                           0.46        2.00
------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES                   2.27        2.49
------------------------------------------------------------------------------------
 LEHMAN AGGREGATE BOND INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                               8.42        7.96
------------------------------------------------------------------------------------
 LIPPER MULTI SECTOR INCOME FUNDS INDEX (REFLECTS NO
 DEDUCTION FOR TAXES)                                       3.37        2.92
------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*     SEE FOOTNOTE ON PREVIOUS PAGE.

(1) THE FUND COMMENCED OPERATIONS ON 3/17/97. PERFORMANCE FOR THE BENCHMARKS IS AS OF 3/31/97.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT CLASS ASSETS)

 MANAGEMENT FEES                                                         0.45
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       2.01
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                2.71
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (1.71)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                         1.00
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/04.

EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

-     net expenses through 12/31/04 and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   102        350         972         2,657
--------------------------------------------------------------------------------

JPMorgan INTERMEDIATE BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks as high a level of income as possible as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes.

The Fund primarily invests in a broad range of debt securities rated as investment grade or higher by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch, Inc. (Fitch), or the equivalent by another national rating organization, or unrated securities deemed by the adviser to be of comparable quality. These include debt securities issued by the U.S. government and its agencies and authorities, investment-grade corporate bonds and other fixed income securities.

The Fund's dollar-weighted average maturity is between three and ten years.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund may invest in floating rate securities, the interest rates of which adjust automatically whenever a specified interest rate changes, and in variable rate securities, the interest rates of which are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

To temporarily defend its assets, the Fund may put any amount of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

To the extent the Fund invests in foreign securities it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions and are generally riskier than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future. The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR BY YEAR RETURNS*,(1)
--------------------------------------
1992                             6.38%
1993                            10.41%
1994                            -5.37%
1995                            18.39%
1996                             1.92%
1997                             7.93%
1998                             7.22%
1999                            -0.32%
2000                            10.22%
2001                             7.84%
--------------------------------------
BEST QUARTER                     6.32%
--------------------------------------
                     2nd quarter, 1995
--------------------------------------
WORST QUARTER                   -3.78%
--------------------------------------
                     1st quarter, 1994

*     ON 1/1/97, THE FUND RECEIVED THE ASSETS OF A COMMON TRUST FUND
      WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK. THE PERFORMANCE OF THE FUND BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF THAT COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.

(1)   THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

For the periods ending December 31, 2001*

                                                PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES       7.84          6.51          6.28
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                5.73          4.00           N/A(1)
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        4.74          3.95           N/A(1)
-----------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       8.42          7.43          7.23
-----------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT GRADE
DEBT FUNDS INDEX (REFLECTS NO
DEDUCTION FOR TAXES)                            8.22          6.82          6.76
-----------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*     SEE FOOTNOTE ON PREVIOUS PAGE.

(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT CLASS ASSETS)

 MANAGEMENT FEES                                                         0.30
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       0.22
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                         0.77
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.02)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                         0.75
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

- net expenses through 12/31/03 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   77         242         424         951
--------------------------------------------------------------------------------

JPMorgan SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes. These investments can include U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch, Inc., or the equivalent by another national rating organization including at least 75% A or better. It also may invest in unrated securities deemed by the adviser to be of comparable quality. No more than 10% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM) employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index and the Lipper Short-Term Investment Grade Debt Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR BY YEAR RETURNS*,(1)
--------------------------------------
1994                             0.11%
1995                            10.58%
1996                             4.94%
1997                             6.14%
1998                             6.84%
1999                             2.81%
2000                             7.03%
2001                             7.20%
--------------------------------------
BEST QUARTER                     3.41%
--------------------------------------
                     2nd quarter, 1995
--------------------------------------
WORST QUARTER                   -0.54%
--------------------------------------
                     1st quarter, 1994

* PRIOR TO A MERGER EFFECTIVE 9/07/01 THE FUND OPERATED IN A "MASTER-FEEDER" STRUCTURE. THE FUND'S PERFORMANCE BEFORE SELECT CLASS SHARES WERE INTRODUCED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM IS IDENTICAL TO, AND WHOSE EXPENSES ARE SUBSTANTIALLY SIMILAR TO THOSE OF SELECT CLASS SHARES) FOR THE PERIOD FROM 7/8/93 TO 9/10/01.

(1)   THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*,(1)

                                                PAST 1 YR.   PAST 5 YRS.    LIFE OF THE FUND
--------------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES       7.20         5.99           5.49
--------------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                4.99         3.62           3.23
--------------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        4.42         3.60           3.25
--------------------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR TREASURY
INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                              8.30         6.59           6.06
--------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT GRADED DEBT
FUNDS INDEX (REFLECTS NO DEDUCTION FOR TAXES)   7.33         6.02           5.86
--------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*     SEE FOOTNOTE ON PREVIOUS PAGE.

(1) THE FUND COMMENCED OPERATIONS ON 7/8/93. PERFORMANCE FOR THE BENCHMARKS IS AS OF 7/31/93.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                         0.25
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.40
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                0.90
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.30)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.60
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.60% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/04.

EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

-     net expenses through 12/31/04 and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   61         198         411         1,026
--------------------------------------------------------------------------------

JPMorgan STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks a high level of income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:

- Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.

- The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

- High yield securities, which are below investment grade (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's adviser, J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)), expects that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its total assets in debt securities of issuers in any one country other than the United States.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the adviser believes that the returns available through leveraging will provide a potentially higher return.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

      INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Strategic Income Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

      WHO MAY WANT TO INVEST

      THE FUND'S DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND O WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     HAVE A SHORT-TERM INVESTMENT HORIZON

      -     ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES

      -     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This sections shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year during the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past year, and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index and the Lipper Multi-Sector Income Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR BY YEAR RETURNS*,(1)
--------------------------------------
1999                             6.43%
2000                             1.40%
2001                             3.60%
--------------------------------------
BEST QUARTER                     2.90%
--------------------------------------
                     4th quarter, 1999
--------------------------------------
WORST QUARTER                   -0.73%
--------------------------------------
                     3rd quarter, 2001

* THE FUND'S PERFORMANCE FOR THE PERIOD FROM 11/5/99 (DATE OF TOTAL SELECT CLASS SHARE REDEMPTION) THROUGH THE DATE OF THIS PROSPECTUS IS BASED ON THE PERFORMANCE OF CLASS A SHARES.

(1) THE FUND COMMENCED OPERATIONS ON 11/30/98 AND THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001*,(1)

                                                     PAST 1 YEAR  LIFE OF FUND
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES           3.60         3.41
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS                                    1.02         0.34
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES            2.18         1.20
--------------------------------------------------------------------------------
 LEHMAN AGGREGATE BOND INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)              8.42         6.20
--------------------------------------------------------------------------------
 LIPPER MULTI-SECTOR INCOME FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR TAXES)                   3.37         1.23
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*     SEE FOOTNOTE ON PREVIOUS PAGE.

(1)   THE FUND COMMENCED OPERATIONS ON 11/30/98.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT CLASS ASSETS)

 MANAGEMENT FEE                                                          0.50
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       1.60
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                2.35
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (1.35)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                         1.00
--------------------------------------------------------------------------------

(1)   "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
      YEAR.

(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF AVERAGE DAILY NET ASSETS THROUGH 12/31/03.

EXAMPLE The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

-     net expenses through 12/31/03 and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   102        489         1,024       2,490
--------------------------------------------------------------------------------

JPMorgan U.S. TREASURY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.
THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in:

-     debt securities issued by the U.S. Treasury, and

- repurchase agreements in which the Fund receives these securities as collateral.

"Assets" means net assets plus the amount of borrowings for investment purposes.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser will change the actual duration according to changes in the market.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT;

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management
(USA) Inc (JPMFAM (USA)), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the level and direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

      INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Treasury Income Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund is non-diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems affecting those issuing the securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS AND TYPICAL BOND FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      -     ARE PURSUING A GOAL OF TOTAL RETURN

      -     WANT TO ADD A FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A
            PORTFOLIO

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one, five and ten years. It compares that performance to the Lehman U.S. Gov't Bond Index and the Lipper General U.S. Gov't Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR BY YEAR RETURNS*,(1)
--------------------------------------
1992                             5.87%
1993                            10.32%
1994                            -4.46%
1995                            17.53%
1996                             1.26%
1997                             8.34%
1998                             8.78%
1999                            -2.96%
2000                            12.61%
2001                             5.98%
--------------------------------------
BEST QUARTER                     5.87%
--------------------------------------
                     2nd quarter, 1995
--------------------------------------
WORST QUARTER                   -2.98%
--------------------------------------
                     1st quarter, 1994

* THE PERFORMANCE FIGURES SHOWN IN THE TABLE FOR THE PERIOD BEFORE THE SELECT CLASS SHARES WERE LAUNCHED ON 2/16/01 ARE BASED ON THE PERFORMANCE OF THE CLASS A SHARES OF THE FUND. THE FUND'S PERFORMANCE FIGURES IN THE BAR CHART ARE BASED ON THE CLASS A SHARES OF THE FUND.

(1)   THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shown performance over time, for periods ended December 31, 2001*

                                                PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
----------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES       6.17         6.46          6.15
----------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                4.26         3.96          3.57
----------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        3.73         3.91          3.64
----------------------------------------------------------------------------------------
LEHMAN U.S. GOV'T BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                              7.24         7.40          7.14
----------------------------------------------------------------------------------------
LIPPER GENERAL U.S. GOV'T FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)               6.67         6.45          5.98
----------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*     SEE FOOTNOTE ON PREVIOUS PAGE.

INVESTMENT EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

 MANAGEMENT FEES                                                         0.30
 DISTRIBUTION (12b-1) FEES                                               NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       0.43
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                0.98
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.43)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                         0.55
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.55% OF THE Select Class Shares' average daily net assets through 12/31/03.

EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

-     net expenses through 12/31/03 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   56         232         463         1,128
--------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

Bond Fund, Global Strategic Income Fund and Short Term Bond Fund are series of J.P. Morgan Institutional Funds. The Fleming Emerging Markets Debt Fund is a series of J.P. Morgan Funds. Bond Fund II and Intermediate Bond Fund are series of Mutual Fund Select Group and U.S. Treasury Income Fund and Strategic Income Fund are series of Mutual Fund Group. Each of J.P. Morgan Institutional Funds, J.P. Morgan Funds, Mutual Fund Select Group and Mutual Fund Group is a Massachusetts business trust. The Trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

FUNDS' INVESTMENT ADVISERS

JPMIM is the investment adviser and makes the day-to-day investment decisions for Bond, Fleming Emerging Markets Debt, Global Strategic Income and Short-Term Bond Funds. JPMIM is located at 522 5th Avenue, New York, NY10036.

JPMFAM (USA) is the investment adviser and makes the day-to-day investment decisions for the Bond Fund II, Intermediate Bond Fund, Strategic Income Fund and U.S. Treasury Income Fund. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036. JPMFAM (USA) and JPMIM are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year end, the advisers were paid management fees, net of waivers as shown below, as a percentage of average daily net assets:

                                               FISCAL
 FUND                                          YEAR END                   %
--------------------------------------------------------------------------------
 BOND FUND                                     10/31/01                  0.30
--------------------------------------------------------------------------------
 BOND FUND II                                  10/31/01                  0.30
--------------------------------------------------------------------------------
 FLEMING EMERGING MARKETS
 DEBT FUND                                      7/31/01                  0.70
--------------------------------------------------------------------------------
 GLOBAL STRATEGIC INCOME FUND                  10/31/01                  0.45
--------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND                        10/31/01                  0.30
--------------------------------------------------------------------------------
 SHORT TERM BOND FUND                          10/31/01                  0.25
--------------------------------------------------------------------------------
 STRATEGIC INCOME FUND                         10/31/01                  0.50
--------------------------------------------------------------------------------
 U.S. TREASURY INCOME FUND                     10/31/01                  0.30
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGERS

The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check clears, which could take 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We won't accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have signatures guaranteed for all registered owners or their legal representative if you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:
THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange.
Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Bond Fund, Fleming Emerging Markets Debt Fund, Global Strategic Income Fund, Intermediate Bond Fund, U.S. Treasury Income Fund and Short Term Bond Fund declare ordinary income dividends daily and pay them monthly. Bond Fund II and Strategic Income Fund declare and pay ordinary income dividends monthly. Each of the Funds makes capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-     reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

|X| Typically invests in

|_| Permitted, but no intention to use currently

--  Not permitted

                                                                                     FLEMING
                                                             SHORT         GLOBAL    EMERGING               U.S.             INTER-
                                                             TERM         STRATEGIC  MARKETS   STRATEGIC  TREASURY           MEDIATE
                                  RELATED TYPES OF RISK      BOND   BOND   INCOME      DEBT      INCOME    INCOME   BOND II   BOND
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES           credit, interest rate,     |X|    |X|    |_|       |_|       |X|        --        |X|      |X|
Interests in a stream of          market, prepayment
payments from specific assets,
such as auto or credit card
receivables.
------------------------------------------------------------------------------------------------------------------------------------
BANK OBLIGATIONS Negotiable       credit, currency,          |X|    |X|(1) |X|       |X|       |X|        |_|       |X|      |X|
certificates of deposit, time     liquidity, political
deposits and bankers'
acceptances of domestic and
foreign issuers.
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER Unsecured        credit, currency,          |X|    |X|(1) |X|       |X|       |X|        |_|       |X|      |X|
short term debt issued by         interest rate,
domestic and foreign banks or     liquidity, market,
corporations. These securities    political
are usually discounted and are
rated by S&P, Moody's or other
nationally recognized
statistical rating
organization.
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES            credit, currency,
Domestic and foreign debt         interest rate,
securities that can be            liquidity, market,
converted into equity             political, valuation       |_|    |_|(1) |_|       |_|       |_|        --        |_|      |_|
securities at a future time
and price.
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS Debt              credit, currency,
securities of domestic and        interest rate,
foreign industrial, utility,      liquidity, market,
banking, and other financial      political, valuation       |X|    |X|(1) |X|       |X|       |X|        --        |X|      |X|
institutions.
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGES (DIRECTLY HELD)         credit, environmental,
Domestic debt instrument which    extension, interest
gives the lender a lien on        rate, liquidity, market,
property as security for the      natural event, political,
loan payment.                     prepayment, valuation      |_|    |_|    |_|       |_|       |_|        --        |_|      |_|
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES        credit, currency,
Domestic and foreign              extension, interest
securities (such as Ginnie        rate, leverage, market,
Maes, Freddie Macs, Fannie        political, prepayment      |X|    |X|(1) |X|       |_|       |X|        |X|       |X|      |X|
Maes) which represent
interests in pools of
mortgages, whereby the
principal and interest paid
every month is passed through
to the holder of the
securities.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     FLEMING
                                                             SHORT         GLOBAL    EMERGING               U.S.             INTER-
                                                             TERM         STRATEGIC  MARKETS   STRATEGIC  TREASURY           MEDIATE
                                  RELATED TYPES OF RISK      BOND   BOND   INCOME      DEBT      INCOME    INCOME   BOND II   BOND
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE DOLLAR ROLLS The sale    currency, extension,
of domestic and foreign           interest rate,
mortgage-backed securities        leverage, liquidity,
with the promise to purchase      market, political,
similar securities at a later     prepayment                 |X|(2) |X|(1,2) |X|(2)   |_|(2)    |X|(2)     |_|(2)    |X|(2)   |X|(2)
date. Segregated liquid assets
are used to offset leverage
risk.
------------------------------------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS           credit, currency,
Interests that represent a        extension, interest
share of bank debt or similar     rate, liquidity,
securities or obligations.        political, prepayment      |_|    |_|      |_|      |_|       |_|        --        |_|      |_|
------------------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENTS Bonds or       credit, interest rate,
other investments that are        liquidity, market,
sold directly to an               valuation                  |_|    |X|      |X|      |_|       |_|        --        |X|      |X|
institutional investor.
------------------------------------------------------------------------------------------------------------------------------------
REITS AND OTHER REAL-ESTATE       credit, interest rate,
RELATED INSTRUMENTS Securities    liquidity, market,
of issuers that invest in real    natural event,
estate or are secured by real     prepayment, valuation      |_|    |_|      |_|      |_|       |_|        --        |_|      |_|
estate.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS             credit                     |_|    |_|      |_|      |_|       |_|        |X|       |_|      |_|
Contracts whereby the Fund
agrees to purchase a security
and resell it to to the seller
on a particular date and at a
specific price.
------------------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS     credit, leverage           |_|(2) |_|(2)   |_|(2)   |_|(2)    |_|(2)     |_|(2)    |_|(2)   |_|(2)
Contracts whereby the Fund
sells a security and agrees to
repurchase it from the buyer
on a particular date and at a
specific price. Considered a
form of borrowing.
------------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN DEBT, BRADY BONDS,      credit, currency,
AND DEBT OF SUPRANATIONAL         interest rate, market,
ORGANIZATIONS Dollar- or          political                  |_|    |X|(1)   |X|      |X|       |X|        --        |_|      |_|
non-dollar- denominated
securities issued by foreign
governments or supranational
organizations. Brady bonds are
issued in connection with debt
restructurings.
------------------------------------------------------------------------------------------------------------------------------------
SWAPS Contractual agreement       credit, currency,
whereby a party agrees to         interest rate,
exchange periodic payments        leverage, market,
with a counterparty.              political                  |_|    |X|      |_|      |_|       |_|        |_|       |_|      |_|
Segregated liquid assets are
used to offset leverage risk.
------------------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT MUNICIPAL              credit, interest
SECURITIES Securities,            rate, market,
generally issued as general       natural event,
obligation and revenue bonds,     political                  |_|    |_|      |_|      |_|       |_|        |_|       |_|      |_|
whose interest is exempt from
federal taxation and state
and/or local taxes in the
state where the securities
were issued.
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES        interest rate              |X|    |X|     |X|       |X|       |X|        |X|       |X|      |X|
Debt instruments (Treasury
bills, notes, and bonds)
guaranteed by the U.S.
government for the timely
payment of principal and
interest.
------------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON, PAY-IN-KIND, AND     credit, currency,
DEFERRED PAYMENT SECURITIES       interest rate,
Domestic and foreign              liquidity, market,
securities offering non-cash      political, valuation       |_|    |_|(1)   |_|      |_|       |_|        |_|       |_|      |_|
or delayed-cash payment. Their
prices are typically more
volatile than those of some
other debt instruments and
involve certain special tax
considerations.
------------------------------------------------------------------------------------------------------------------------------------

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

      (1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

      (2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

-------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                               POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
-     Each Fund's share price, yield,         -     Bonds have generally               -     Under normal circumstances the
      and total return will fluctuate               outperformed money market                Funds plan to remain fully
      in response to bond market                    investments over the long term,          invested in bonds and other
      movements                                     with less risk than stocks               fixed income securities.
-     The value of most bonds will            -     Most bonds will rise in value      -     Bond investments may include
      fall when interest rates rise;                when interest rates fall                 U.S. and foreign corporate and
      the longer a bond's maturity and        -     Mortgage-backed and asset-backed         government bonds,
      the lower its credit quality,                 securities and direct mortgages          mortgage-backed and asset-backed
      the more its value typically                  can offer attractive returns             securities, convertible
      falls                                                                                  securities, participation
-     Adverse market conditions may                                                          interests and private placements
      from time to time cause a Fund                                                   -     The Funds seek to limit risk and
      to take temporary defensive                                                            enhance total return or yields
      positions that are inconsistent                                                        through careful management,
      with its principal investment                                                          sector allocation, individual
      strategies and may hinder a Fund                                                       securities selection, and
      from achieving its investment                                                          duration management
      objective                                                                        -     During severe market downturns,
-     Mortgage-backed and asset-backed                                                       the Funds have the option of
      securities (securities                                                                 investing up to 100% of assets
      representing an interest in, or                                                        in high quality short-term
      secured by, a pool of mortgages                                                        instruments
      or other assets such as                                                          -     Each adviser monitors interest
      receivables) and direct                                                                rate trends, as well as
      mortgages could generate capital                                                       geographic and demographic
      losses or periods of low yields                                                        information related to
      if they are paid off                                                                   mortgage-backed securities and
      substantially earlier or later                                                         mortgage prepayments
      than anticipated

CREDIT QUALITY
-     The default of an issuer would          -     Investment-grade bonds have a      -     Each Fund maintains its own
      leave a Fund with unpaid                      lower risk of default                    policies for balancing credit
      interest or principal                   -     Junk bonds offer higher yields           quality against potential yields
-     Junk bonds (those rated BB, Ba                and higher potential gains               and gains in light of its
      or lower) have a higher risk of                                                        investment goals
      default, tend to be less liquid,                                                 -     Each adviser develops its own
      and may be more difficult to                                                           ratings of unrated securities
      value                                                                                  and makes a credit quality
                                                                                             determination for unrated
                                                                                             securities

FOREIGN INVESTMENTS
-     A Fund could lose money because         -     Foreign bonds, which represent a   -     Foreign bonds are a primary
      of foreign government actions,                major portion of the world's             investment only for Global
      political instability, or lack                fixed income securities, offer           Strategic Income and Emerging
      of adequate and accurate                      attractive potential performance         Markets Debt Funds and may be a
      information                                   and opportunities for                    significant investment for Short
-     Currency exchange rate movements              diversification                          Term Bond, Bond, Bond II,
      could reduce gains or create            -     Favorable exchange rate                  Intermediate Bond and Strategic
      losses                                        movements could generate gains           Income Funds
-     Currency and investment risks                 or reduce losses                   -     To the extent that a Fund
      tend to be higher in emerging           -     Emerging markets can offer               invests in foreign bonds, it may
      markets; these markets als-                   higher returns                           manage the currency exposure of
      present higher liquidity and                                                           its foreign investments relative
      valuation risks                                                                        to its benchmark, and may hedge
                                                                                             a portion of its foreign
                                                                                             currency exposure into the U.S.
                                                                                             dollar from time to time (see
                                                                                             also "Derivatives"); these
                                                                                             currency management techniques
                                                                                             may not be available for certain
                                                                                             emerging markets investments

-------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                               POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
-     When a Fund buys securities             -     A Fund can take advantage of       -     Each Fund segregates liquid
      before issue or for delayed                   attractive transaction                   assets to offset leverage risks
      delivery, it could be exposed to              opportunities
      leverage risk if it does not
      segregate liquid assets

MANAGEMENT CHOICES
-     A Fund could underperform its           -     A Fund could outperform its        -     Each adviser focuses its active
      benchmark due to its sector,                  benchmark due to these same              management on those areas where
      securities or duration choices                choices                                  it believes its commitment to
                                                                                             research can most enhance
                                                                                             returns and manage risks in a
                                                                                             consistent way

DERIVATIVES
-     Derivatives such as futures,            -     Hedges that correlate well with    -     The Funds use derivatives, such
      options, swaps and forward                    underlying positions can reduce          as futures, options, swaps and
      foreign currency contracts(1)                 or eliminate losses at low cost          forward foreign currency
      that are used for hedging the           -     A Fund could make money and              contracts for hedging and for
      portfolio or specific securities              protect against losses if                risk management (i.e., to adjust
      may not fully offset the                      management's analysis proves             duration or yield curve
      underlying positions and this                 correct                                  exposure, or to establish or
      could result in losses to the           -     Derivatives that involve                 adjust exposure to particular
      Fund that would not have                      leverage could generate                  securities, markets, or
      otherwise occurred                            substantial gains at low cost            currencies); risk management may
-     Derivatives used for risk                                                              include management of a Fund's
      management may not have the                                                            exposure relative to its
      intended effects and may result                                                        benchmark
      in losses or missed                                                              -     The Funds only establish hedges
      opportunities                                                                          that they expect will be highly
-     The counterparty to a                                                                  correlated with underlying
      derivatives contract could                                                             positions
      default                                                                          -     While the Funds (other than the
-     Certain types of derivatives                                                           Strategic Income Fund) may use
      involve costs to the Funds which                                                       derivatives that incidentally
      can reduce returns                                                                     involve leverage, they do not
-     Derivatives that involve                                                               use them for the specific
      leverage could magnify losses                                                          purpose of leveraging their
-     Derivatives used for non-hedging                                                       portfolios
      purposes could cause losses that
      exceed the original investment
-     Derivatives may, for tax
      purposes, affect the character
      of gain and loss realized by a
      Fund, accelerate recognition of
      income to a Fund, affect the
      holding period of a Fund's
      assets and defer recognition of
      certain of a Fund's losses.

SECURITIES LENDING
-     When a Fund lends a security,           -     A Fund may enhance income          -     Each adviser maintains a list of
      there is a risk that the loaned               through the investment of the            approved borrowers
      securities may not be returned                collateral received from the       -     The Funds receive collateral
      if the borrower or the lending                borrower                                 equal to at least 100% of the
      agent defaults                                                                         current value of securities
-     The collateral will be subject                                                         loaned plus accrued interest
      to the risks of the securities                                                   -     The lending agents indemnify a
      in which it is invested                                                                Fund against borrower default
                                                                                       -     Each adviser's collateral
                                                                                             investment guidelines limit the
                                                                                             quality and duration of
                                                                                             collateral investment to
                                                                                             minimize losses
                                                                                       -     Upon recall, the borrower must
                                                                                             return the securities loaned
                                                                                             within the normal settlement
                                                                                             period

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

-----------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                               POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
 -     A Fund could have difficulty           -     These holdings may offer more      -     No Funds may invest more than
       valuing these holdings precisely             attractive yields or potential           15% of net assets in illiquid
 -     A Fund could be unable to sell               growth than comparable widely            holdings
       these holdings at the time or                traded securities                  -     To maintain adequate liquidity
       price desired                                                                         to meet redemptions, each Fund
                                                                                             may hold high quality short-term
                                                                                             instruments (including
                                                                                             repurchase agreements and
                                                                                             reverse repurchase agreements)
                                                                                             and, for temporary or
                                                                                             extraordinary purposes, may
                                                                                             borrow from banks up to 33 1/3%
                                                                                             of the value of its total assets
                                                                                             or draw on a line of credit

SHORT-TERM TRADING
-     Increased trading would raise a         -     A Fund could realize gains in a    -     The Funds may use short-term
      Fund's transaction costs                      short period of time                     trading to take advantage of
-     Increased short-term capital            -     A Fund could protect against             attractive or unexpected
      gains distributions would raise               losses if a bond is overvalued           opportunities or to meet demands
      shareholders' income tax                      and its value later falls                generated by shareholder
      liability                                                                              activity
                                                                                       -     The Funds' Portfolio Turnover
                                                                                             Rates for the most recent fiscal
                                                                                             years are listed below:
                                                                                                Bond Fund: 423%
                                                                                                Bond Fund II: 319%
                                                                                                Fleming Emerging Markets Debt
                                                                                                Fund: 141%
                                                                                                Global Strategic Income Fund: 107%
                                                                                                Intermediate Bond Fund: 238%
                                                                                                Short Term Bond Fund: 160%
                                                                                                Strategic Income Fund: 174%
                                                                                                US Treasury Income Fund: 134%

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN BOND FUND@^

                                                                      YEAR         YEAR           YEAR         YEAR         YEAR
                                                                     ENDED        ENDED          ENDED        ENDED        ENDED
PER SHARE OPERATING PERFORMANCE:                                  10/31/01     10/31/00       10/31/99     10/31/98     10/31/97
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $    9.43    $    9.41      $   10.09    $    9.93    $    9.82
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
      Net Investment Income                                           0.52+        0.58           0.55         0.62         0.63
      Net Gain or Loss in Securities (both realized and
      unrealized)                                                     0.70         0.02          (0.57)        0.16         0.17
                                                                 ---------    ---------      ---------    ---------    ---------
      Total from Investment Operations                                1.22         0.60          (0.02)        0.78         0.80
   Less Distributions:
      Dividends from Net Investment Income                           (0.57)       (0.58)         (0.56)       (0.62)       (0.62)
      In Excess of Net Investment Income                                --        (0.00)(2)         --           --           --
      Distributions from Capital Gains                                  --           --          (0.10)          --        (0.07)
                                                                 ---------    ---------      ---------    ---------    ---------
      Total Distributions                                            (0.57)       (0.58)         (0.66)       (0.62)       (0.69)
Net Asset Value, End of Period                                   $   10.08    $    9.43      $    9.41    $   10.09    $    9.93
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        13.32%        6.61%         (0.23%)       8.06%        8.58%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Period (millions)                          $     315    $     240      $     235    $     216    $     169
Ratio To Average Net Assets:
      Net Expenses                                                   0.69%        0.69%          0.69%        0.66%        0.68%
--------------------------------------------------------------------------------------------------------------------------------
      Net Investment Income                                          5.77%        6.19%          5.72%        6.14%        6.41%
--------------------------------------------------------------------------------------------------------------------------------
      Expenses Without Waivers, Reimbursements and
      Earnings Credits                                               0.70%        0.69%          0.69%        0.66%        0.68%
--------------------------------------------------------------------------------------------------------------------------------
      Net Investment Income Without Waivers, Reimbursements and
      Earnings Credits                                               5.76%        6.19%          5.72%        6.14%        6.41%
--------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate*                                              423%         531%           465%         115%          93%
--------------------------------------------------------------------------------------------------------------------------------

  ^   Formerly J.P. Morgan Bond Fund.
(2)   Amount is less than $0.005.
  * Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a fund reorganization. Prior periods have been restated to reflect the split.
  +   Calculated based upon average shares outstanding.

JPMORGAN BOND FUND II(1)

                                                                      YEAR         YEAR           YEAR         YEAR    1/1/97(2)
                                                                     ENDED        ENDED          ENDED        ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:                                  10/31/01     10/31/00       10/31/99     10/31/98     10/31/97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $   38.02    $   38.38      $   41.29    $   41.01    $   40.34
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                           2.18         2.38           2.36         2.56         2.31
      Net gain or loss in securities (both realized and
      unrealized)                                                     2.95        (0.36)         (2.37)        0.76         0.67
                                                                 ---------    ---------      ---------    ---------    ---------
      Total from investment operations                                5.13         2.02          (0.01)        3.32         2.98
   Less distributions:
      Dividends from net investment income                           (2.18)       (2.38)         (2.36)       (2.55)       (2.31)
      Distributions from capital gains                                  --           --          (0.54)       (0.49)          --
                                                                 ---------    ---------      ---------    ---------    ---------
      Total distributions                                            (2.18)       (2.38)         (2.90)       (3.04)       (2.31)
Net asset value, end of period                                   $   40.97    $   38.02      $   38.38    $   41.29    $   41.01
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        13.87%        5.50%         (0.01%)       8.44%        7.64%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in millions)                    $     683    $     587      $     620    $     590    $     520
--------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
      Expenses(3)                                                    0.63%        0.69%          0.03%        0.03%        0.02%
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income(3)                                       5.52%        6.30%          5.97%        6.27%        6.89%
--------------------------------------------------------------------------------------------------------------------------------
      Expenses without waivers, reimbursements and
      earnings credits(3)                                            0.75%        0.71%          0.49%        0.51%        0.49%
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income without waivers,
      reimbursements and earnings credits(3)                         5.40%        6.28%          5.51%        5.79%        6.42%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               319%         157%           300%         306%         261%
--------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly Chase Vista Select Bond Fund Institutional Class Shares.
(2)   Commencement of operations.
(3)   Short periods have been annualized.

JPMORGAN FLEMING EMERGING MARKETS DEBT FUND(1)

                                                                      YEAR         YEAR        1/1/99          YEAR       4/17/97
                                                                     ENDED        ENDED       THROUGH         ENDED       THROUGH
PER-SHARE DATA                                                     7/31/01      7/31/00     7/31/99(2)     12/31/98   12/31/97(3)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $    8.77    $    7.29      $    7.30    $    9.76    $   10.00
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                           0.88         0.95           0.49         1.15         0.58
      Net realized and unrealized gain (loss) on
      investment                                                     (0.87)        1.42           0.02        (2.64)       (0.05)
                                                                 ---------    ---------      ---------    ---------    ---------
      Total from investment operations                                0.01         2.37           0.51        (1.49)        0.53
   Distributions to shareholders from:
      Net investment income                                          (0.96)       (0.89)         (0.52)       (0.81)       (0.58)
      In excess of net investment income                                --           --             --        (0.16)       (0.02)
      Net realized gain                                                 --           --             --           --        (0.17)
                                                                 ---------    ---------      ---------    ---------    ---------
      Total distributions to shareholders                            (0.96)       (0.89)         (0.52)       (0.97)       (0.77)
Net asset value, end of period                                   $    7.82    $    8.77      $    7.29    $    7.30    $    9.76
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         (0.17)%     34.12%          7.27%(4)    (15.93)%      5.47%(4)
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in millions)                    $      35    $      20      $      26    $      19    $      12
------------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                                   1.25%        1.25%          1.25%(5)     1.25%        1.25%(5)
------------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                         11.20%       11.01%         12.28%(5)    10.05%        9.71%(5)
------------------------------------------------------------------------------------------------------------------------------------
      Expenses without reimbursement                                 1.92%        1.95%          2.51%(5)     2.09%        2.40%(5)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*                                              141%         295%           555%(4)      791%         182%(4)
------------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly J.P. Morgan Emerging Markets Debt Fund
(2)   In 1999, the Fund changed the fiscal year-end from 12/31 to 7/31.
(3)   The Fund commenced operations on 4/17/97.
(4)   Not annualized.
(5)   Annualized.

* The percentages reflect the portfolio turnover of The Emerging Markets Debt Portfolio, in which the Fund invested all of its investable assets.

JPMORGAN GLOBAL STRATEGIC INCOME FUND(1)@

                                                                         YEAR        YEAR        YEAR   11/05/97~
                                                                        ENDED       ENDED       ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                                     10/31/01    10/31/00    10/31/99    10/31/98
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   9.42    $   9.47    $   9.84    $  10.28
-----------------------------------------------------------------------------------------------------------------
   Net investment income                                                 0.67+       0.87        0.60        0.70
      Net gain or loss in securities (both realized and unrealized)     (0.38)      (0.26)      (0.38)      (0.49)
                                                                     --------    --------    --------    --------
      Total from investment operations                                   0.29        0.61        0.22        0.21
   Less distributions
      Dividends from net investment income                              (0.76)      (0.66)      (0.59)      (0.63)
      Return of capital                                                    --          --          --       (0.02)
                                                                     --------    --------    --------    --------
      Total distributions                                               (0.76)      (0.66)      (0.59)      (0.65)
Net asset value, end of period                                       $   8.95    $   9.42    $   9.47    $   9.84
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                            5.46%       6.57%       2.26%       1.97%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in millions)                        $      5    $      7    $      9    $     10
-----------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:(4)
-----------------------------------------------------------------------------------------------------------------
      Expenses                                                          1.00%       1.00%       1.00%       1.00%
-----------------------------------------------------------------------------------------------------------------
      Net investment income                                             7.32%       7.05%       6.35%       6.24%
-----------------------------------------------------------------------------------------------------------------
      Expenses without reimbursements                                   2.63%       2.50%       1.54%       1.89%
-----------------------------------------------------------------------------------------------------------------
      Net Investment Income Without Waivers,
      Reimbursements and Earnings Credits                               5.69%       5.55%       5.81%       5.35%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*                                                 107%        266%        318%        368%
-----------------------------------------------------------------------------------------------------------------

(1)   Formerly J.P. Global Strategic Income Fund.
~     Commencement of offering of class of shares.
(4)   Short periods have been annualized.
* The percentages reflect the portfolio turnover of The Global Strategic Income Portfolio, of which the fund invested all its investable assets.
@ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a fund reorganization. Prior periods have been restated to reflect the split.
+     Calculated based upon average shares outstanding.

JPMORGAN INTERMEDIATE BOND FUND(1)

                                                                      YEAR         YEAR           YEAR         YEAR    1/1/97(2)
                                                                     ENDED        ENDED          ENDED        ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:                                  10/31/01     10/31/00       10/31/99     10/31/98     10/31/97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $    9.66    $    9.69      $   10.36    $   10.19    $   10.09
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                           0.53         0.55           0.55         0.62         0.55
      Net gains or losses in securities (both realized
      and unrealized)                                                 0.83        (0.03)         (0.52)        0.17         0.10
                                                                 ---------    ---------      ---------    ---------    ---------
      Total from investment operations                                1.36         0.52           0.03         0.79         0.65
   Less distributions:
      Dividends from net investment income                           (0.53)       (0.55)         (0.55)       (0.62)       (0.55)
      Distributions from capital gains                                  --           --          (0.15)          --           --
                                                                 ---------    ---------      ---------    ---------    ---------
      Total distributions                                            (0.53)       (0.55)         (0.70)       (0.62)       (0.55)
Net asset value, end of period                                   $   10.49    $    9.66      $    9.69    $   10.36    $   10.19
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        14.48%        5.61%          0.33%        7.98%        6.71%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in millions)                    $     500    $     387      $     376    $     353    $     319
--------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:(3)
--------------------------------------------------------------------------------------------------------------------------------
      Expenses                                                       0.75%        0.70%          0.04%        0.04%        0.06%
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                          5.29%        5.78%          5.55%        6.16%        6.67%
--------------------------------------------------------------------------------------------------------------------------------
      Expenses without waivers, reimbursements and earnings
      credits                                                        0.77%        0.72%          0.50%        0.52%        0.54%
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income without waivers, reimbursements and
      earnings credits                                               5.27%        5.76%          5.09%        5.68%        6.19%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               238%         110%           123%         168%         193%
--------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly Chase Vista Select Intermediate Bond Fund.

(2)   Commencement of operations.
(3)   Short periods have been annualized.

JPMORGAN SHORT TERM BOND FUND(1)@

                                                                      YEAR         YEAR           YEAR         YEAR         YEAR
                                                                     ENDED        ENDED          ENDED        ENDED        ENDED
PER SHARE OPERATING PERFORMANCE:                                  10/31/01     10/31/00       10/31/99     10/31/98     10/31/97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $    9.61    $    9.70      $   10.00    $    9.87    $    9.88
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                              0.51+        0.58           0.57         0.56         0.58
      Net gain or loss in securities (both realized and
      unrealized)                                                     0.46        (0.09)         (0.31)        0.13        (0.01)
                                                                 ---------    ---------      ---------    ---------    ---------
      Total from investment operations                                0.97         0.49           0.26         0.69         0.57
   Less distributions:
      Dividends from net investment income                           (0.55)       (0.58)         (0.51)       (0.56)       (0.58)
      Distributions from capital gains                                  --           --          (0.05)          --           --
                                                                 ---------    ---------      ---------    ---------    ---------
      Total distributions                                            (0.55)       (0.58)         (0.56)       (0.56)       (0.58)
Net asset value, end of period                                   $   10.03    $    9.61      $    9.70    $   10.00    $    9.87
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        10.39%        5.19%          2.70%        7.24%        5.98%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in millions)                    $      67    $      38      $      39    $      31    $      15
--------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
      Expenses                                                       0.60%        0.60%          0.57%        0.50%        0.50%
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                          5.22%        6.00%          5.24%        5.66%        5.94%
--------------------------------------------------------------------------------------------------------------------------------
      Expenses without reimbursements                                0.82%        0.82%          0.80%        0.98%        1.38%
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income without waivers, reimbursements and
      earnings credits                                               5.00%        5.78%          5.01%        5.18%        5.06%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*                                              160%         271%           398%         381%         219%
--------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly J.P. Morgan Short Term Bond Fund.

* The percentages prior to 9/10/01 reflect the portfolio turnover of The Short Term Bond Portfolio of which the Fund invested all of its investable assets.
@ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a fund reorganization. Prior periods have been restated to reflect the split.
+     Calculated based upon average shares outstanding.

JPMORGAN STRATEGIC INCOME FUND(1)

                                                                    11/30/98*~
                                                                       THROUGH
PER SHARE OPERATING PERFORMANCE:                                      10/31/99
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    10.00
--------------------------------------------------------------------------------
   Income from Investment Operations:
      Net Investment Income                                               0.72
      Net Gains or Losses in Securities (both realized
      and unrealized)                                                    (0.41)
                                                                    ----------
      Total from Investment Operations                                    0.31
   Distributions to Shareholders from:
      Dividends from Net Investment Income                                0.72
      Distributions from Capital Gains                                      --
                                                                    ----------
      Total Dividends and Distributions                                   0.72
Net Asset Value, End of Period                                      $     9.59
--------------------------------------------------------------------------------
TOTAL RETURN                                                             3.29%
================================================================================
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
      Net Assets, end of period (in millions)                       $        1
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------
      Expenses                                                           0.24%
--------------------------------------------------------------------------------
      Net Investment Income                                              8.07%
--------------------------------------------------------------------------------
      Expenses Without Waivers, Reimbursements and
      Earnings Credits                                                   3.87%
--------------------------------------------------------------------------------
      Net Investment Income Without Waivers, Reimbursements and
      Earnings Credits                                                   4.44%
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                   136%
--------------------------------------------------------------------------------

(1)   Formerly Chase Vista Strategic Income Fund.
#     Short periods have been annualized.
*     Commencement of operations.
~ All outstanding shares were redeemed effective November 5, 1999. The Fund continues to offer Select Class Shares for sale.

JPMORGAN U.S. TREASURY INCOME FUND(1)

                                                                      2/16/01*
                                                                       Through
PER SHARE OPERATING PERFORMANCE:                                      10/31/01
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $  11.10
-------------------------------------------------------------------------------
   Income from Investment Operations:
      Net Investment Income                                               0.37
      Net Gain or (Losses) in Securities (both realized
      and unrealized)                                                     0.66
                                                                      --------
      Total from Investment Operations                                    1.03
   Distributions to Shareholders from:
      Dividends from Net Investment Income                               (0.36)
      Distributions from Capital Gains                                      --
                                                                      --------
      Total Dividends and Distributions                                  (0.36)
Net Asset Value, End of Period                                        $  11.77
-------------------------------------------------------------------------------
TOTAL RETURN                                                             9.52%
===============================================================================
RATIOS AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------
      Net Assets, End of Period (in millions)                         $     76
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:(3)
-------------------------------------------------------------------------------
      Expenses                                                           0.55%
-------------------------------------------------------------------------------
      Net investment income                                              4.73%
-------------------------------------------------------------------------------
      Expenses without waivers, reimbursements and
      earnings credits                                                   0.98%
-------------------------------------------------------------------------------
      Net investment income without waivers,
      reimbursements and earnings credits                                4.30%
-------------------------------------------------------------------------------
Portfolio turnover rate                                                   134%
-------------------------------------------------------------------------------

(1)   Formerly Chase Vista U.S. Treasury Income Fund.

*     Commencement of offering of class of shares.

(3)   Short periods have been annualized.

                      This page intentionally left blank.

--------------------------------------------------------------------------------
HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS
SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution Please contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

The Funds' Investment Company Act File Nos. are 811-07342 for JPMorgan Short Term Bond Fund, JPMorgan Bond Fund and JPMorgan Global Strategic Income Fund, 811-5151 for JPMorgan Strategic Income Fund and JPMorgan U.S. Treasury Income Fund 811-7843 for JPMorgan Intermediate Bond Fund and for JPMorgan Bond Fund II and 811-07340 for JPMorgan Fleming Emerging Markets Debt Fund.

       (C) J.P. Morgan Chase & Co. All Rights Reserved. February 2002

                                                                    PR-FIS-302X

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               FEBRUARY 28, 2002

                               J.P. MORGAN FUNDS

                  JPMORGAN FLEMING EMERGING MARKETS DEBT FUND

                               522 FIFTH AVENUE,
                            NEW YORK, NEW YORK 10036

    This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with the Fund's Prospectus dated February 28, 2002, as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Annual Report relating to the Fund listed above dated July 31, 2001. The Prospectus and the Financial Statements, including the Independent Accountants' Reports thereon are available, without charge, upon request from J.P. Morgan Fund Distributors, Inc. ("JPMFD"), or the Fund's distributor ("the Distributor") at 1211 Avenue of the Americas, 41st floor, New York, NY 10036.

    For more information about your Fund, or the financial statements simply call or write the JPMorgan Funds Service Center at:

    For Select Class Shares:

    JPMorgan Funds Service Center
    P.O. Box 219392
    Kansas City, MO 64121-9392
    1-800-348-4782

                                                                 SAI-EMDJPMF-302

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------
General...........................................    3
Investment Objective and Policies.................    3
Investment Restrictions...........................   21
Trustees..........................................   22
Officers..........................................   25
Codes of Ethics...................................   29
Investment Adviser................................   29
Distributor.......................................   31
Administrator.....................................   31
Distribution Plan.................................   32
Custodian.........................................   33
Transfer Agent....................................   34
Shareholder Servicing.............................   34
Financial Professionals...........................   34
Independent Accountants...........................   35
Expenses..........................................   35
Purchases, Redemptions and Exchanges..............   35
Dividends and Distributions.......................   40
Net Asset Value...................................   41
Performance Data..................................   42
Portfolio Transactions............................   43
Massachusetts Trust...............................   44
Description of Shares.............................   45
Distributions: Tax Matters........................   46
Additional Information............................   50
Financial Statements..............................   50
Appendix A........................................  A-1

                                    GENERAL

    This Statement of Additional Information (the "SAI") relates only to the JPMorgan Fleming Emerging Markets Debt Fund (the "Fund"). The Fund is a series of shares of beneficial interest of the J.P. Morgan Funds, an investment management company formed as a Massachusetts business trust (the "Trust") on November 4, 1992. The Trustees of the Trust have authorized the issuance and sale of up to five classes of the Fund: Institutional Class, Select Class, Class A, Class B and Class C Shares. Currently, only the Select Class Shares are available. In addition to the Fund, the Trust consists of other series representing separate investment funds (each a "JPMorgan Fund"). The other JPMorgan Funds are covered by separate statements of additional information.

    This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 522 Fifth Avenue, New York, N.Y. 10036.

    Prior to September 10, 2001, the Fund sought to achieve its investment objective by investing all of its investable assets in The Emerging Markets Debt Portfolio (the "Portfolio"), a corresponding non-diversified open-end investment management company having the same investment objective as the Fund. The Fund no longer operates under a "master/feeder" structure and instead invests directly in portfolio securities.

    The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

    Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by JPMorgan Chase Bank ("Morgan"), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT OBJECTIVE AND POLICIES

    The Fund is designed for the aggressive investor seeking to diversify an investment portfolio by investing in fixed income securities of emerging markets issuers. The Fund's investment objective is high total return from a portfolio of fixed income securities of emerging markets issuers.

    The Fund invests in lower quality debt instruments ("junk bonds"), which are subject to higher risks of untimely interest and principal payments, default and price volatility than higher quality securities and may present liquidity and valuation problems. Investments in securities of issuers in emerging markets, investments in unrated and lower rated debt obligations and investments denominated or quoted in foreign currencies, as well as the Fund's use of interest rate and currency management techniques, entail risks in addition to those that are customarily associated with investing in dollar-denominated fixed income securities of U.S. issuers. Interest rate and currency management techniques may be unavailable or ineffective in mitigating risks inherent in the Fund. The Fund may not be able to achieve its investment objective. The Fund is intended for investors who can accept a high degree of risk and is not suitable for all investors.

    PRIMARY INVESTMENTS. In normal circumstances, substantially all and at least 80% of the value of the Fund's Assets are invested in debt obligations of governments, government-related agencies and corporate issuers located in emerging markets around the world. "Assets" means net assets plus the amount of borrowings for investment purposes. The Adviser considers "emerging markets" to be any country which is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations or its authorities. These countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom and United States. An emerging market issuer is one that (i) has its principal securities trading market in an emerging market country; (ii) is organized under the laws of an emerging market country;
(iii) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging market countries; (iv) has at least 50% of its assets located in emerging markets; or (v) is a government, governmental authority or agency of an emerging market country.

    Debt obligations in which the Fund may invest include (i) fixed and floating rate bonds, notes and debentures of corporate issuers, including convertible securities; (ii) commercial paper and bank certificates of deposit; (iii) loans and interests therein, including loan participations; (iv) obligations issued or guaranteed by a foreign government or its agencies, instrumentalities, political subdivisions and authorities, including obligations of central banks and Brady bonds; (v) structured notes, bonds and debentures issued or guaranteed by governmental or corporate issuers; and (vi) any other debt securities issued or guaranteed by an emerging markets issuer.

    Emerging market securities may be denominated in foreign currencies or the U.S. dollar. The Adviser will not routinely attempt to manage the Fund's exposure to currencies of emerging markets. However, the Fund may from time to time decide to engage in forward foreign currency exchange transactions if the Adviser believes these transactions would be in the Fund's best interest.

    The Fund may invest without limit in fixed income securities rated below investment grade by one or more nationally recognized statistical rating organization (NRSRO) such as Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or in unrated securities determined to be of comparable credit quality by the Adviser. These below investment grade securities may include obligations of sovereign and corporate issuers. Below investment grade obligations, commonly called "junk bonds," are considered speculative and may include obligations that are unrated or in default.

    For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash and money market instruments or invest all or a portion of its assets in debt securities of the U.S. government or corporate issuers. The Fund may engage in defensive investing if the Adviser determines that economic or market conditions in emerging markets significantly limit opportunities for total return or pose undue risk to investors.

                              FOREIGN INVESTMENTS

    The Fund makes substantial investments in foreign countries. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs include American Depository Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depository receipt generally bear all costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

    The U.S. dollar value of foreign securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund's assets quoted in those currencies. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. foreign governments and central banks. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which the Fund's securities are denominated may have a detrimental impact on the Fund's net asset value.

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    The Fund may invest any portion of its assets in securities denominated in foreign currencies or in a particular currency. The Fund may enter into forward foreign currency exchange transactions in an attempt to manage the Fund's foreign currency exposure.

    SOVEREIGN AND CORPORATE DEBT OBLIGATIONS. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

    A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

    Corporate debt obligations, including obligations of industrial, utility, banking and other financial issuers, are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

    BRADY BONDS. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter ("OTC") secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

    OBLIGATIONS OF SUPRANATIONAL ENTITIES. The Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                         INVESTING IN EMERGING MARKETS

    Investing in the securities of emerging market issuers involves considerations and potential risks not typically associated with investing in the securities of issuers in the United States and other developed countries.

    MARKET CHARACTERISTICS. The fixed income securities markets of emerging countries generally have substantially less volume than the markets for similar securities in the United States and may not be

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able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making activities may be less extensive in such markets, which may contribute to increased volatility and reduced liquidity in those markets. The less liquid the market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that the Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay expenses.

    Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to these investments and in exchange control regulations (e.g., currency blockage). In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, these procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct securities transactions.

    Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation, or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

    ECONOMIC, POLITICAL AND SOCIAL FACTORS. Emerging markets may be subject to a greater degree of economic, political and social instability that could significantly disrupt the principal financial markets than are markets in the United States and in Western European countries. Such instability may result from among other things: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in government through extra constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyper inflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economics of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets are vulnerable to weakness in world prices for their commodity exports. The economies of emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

    RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

                     INVESTMENT IN LOWER RATED OBLIGATIONS

    While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality debt securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality debt obligations tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's credit analysis.

    Lower quality debt obligations are affected by the market's perception of their credit quality, especially during time of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio holdings for purposes of determining the Fund's net asset value.

                   CORPORATE BONDS AND OTHER DEBT SECURITIES

    The Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

    MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

    There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

    Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government securities are liquid for purposes of the Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Portfolio will have fewer assets with which to purchase income producing securities.

    ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

    CORPORATE FIXED INCOME SECURITIES. The Fund may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

                            MONEY MARKET INSTRUMENTS

    The Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Fund will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Fund may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below.

    U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    FOREIGN GOVERNMENT OBLIGATIONS. The Fund, subject to its investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

    BANK OBLIGATIONS. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Fund will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World Bank).

    COMMERCIAL PAPER. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

    The Fund may make investments in other debt securities, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described herein.

                             ADDITIONAL INVESTMENTS

    CONVERTIBLE SECURITIES. The Fund may invest in convertible securities of domestic and foreign issuers. The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act") or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made,
(i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund or bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest its uninvested cash in any affiliated money market funds. The order sets forth the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisery fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Fund's total assets.

    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

    The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees.

    As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

    LOAN PARTICIPATIONS. The Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, the Fund's investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties. When investing in a participation, the Fund will have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, the Fund will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it will acquire direct rights against the borrower, but these rights and obligations may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid and subject to the Fund's restrictions applicable to illiquid securities.

    SYNTHETIC INSTRUMENTS. The Fund may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates and/or notes evidencing interests in the trust. These securities are generally sold in private placements in reliance on Rule 144A.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    Although the Fund is not limited by the diversification requirements of the 1940 Act, the Fund will comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See
"Distributions: Tax Matters."

    The higher total return sought by the Fund is generally obtainable from high yield high risk securities in the lower rating categories of the established rating services. These securities are rated below Baa by Moody's or below BBB by Standard & Poor's. The Fund may invest in securities that are speculative to a high degree and in default. Lower rated securities are generally referred to as junk bonds. See the Appendix attached to this Statement of Additional Information for a description of the characteristics of the various ratings categories. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this Statement of Additional Information, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Fund may also invest in unrated securities, which, in the opinion of the Adviser, offer comparable yields and risks to the rated securities in which the Fund may invest.

    BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

    Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations may make it more difficult to dispose of the Fund's investments in high yield securities and to value accurately these assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions whether or not justified by fundamental factors.

    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                             DERIVATIVE INSTRUMENTS

    The Fund may purchase derivative securities to enhance return and enter into derivative contracts to hedge against fluctuations in securities prices or currency exchange rates, to change the duration of the Fund's fixed income holdings or as a substitute for the purchase or sale of securities or currency. The Fund's investments in derivative securities may include structured securities.

    All of the Fund's transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in interest rates, securities prices or currency exchange rates. The loss on derivative contracts (other than purchased options) may substantially exceed the Fund's initial investment in these contracts. In addition, the Fund may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Fund.

    STRUCTURED SECURITIES. The Fund may invest in structured securities, including currency linked securities. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other financial indicators (reference prices). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in currency exchange rates and other reference prices.

    DERIVATIVE CONTRACTS. The Fund may purchase and sell a variety of derivative contracts, including futures contracts on securities, indices or currency; options on futures contracts; options on securities, indices or currency; forward contracts to purchase or sell securities or currency; and interest rate, currency, index and total return swaps. The Fund incurs liability to a counterparty in connection with transactions in futures contracts, forward contracts and swaps and in selling options. The Fund pays a premium for purchased options. In addition, the Fund incurs transaction costs in opening and closing positions in derivative contracts.

           RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS

    The risks associated with the Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

    MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

    LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by the Fund. If the Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or currency positions or cover written options which may partially offset the leverage inherent in these transactions.

    CORRELATION RISK. The Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets of the derivative contract, the assets underlying the derivative contract and the Fund's assets.

    CREDIT RISK. Derivative securities and OTC derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

    LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. The Fund's ability to terminate OTC derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty. Segregation of a large percentage of assets could impede portfolio management or the ability to meet redemption requests.

                        OPTIONS AND FUTURES TRANSACTIONS

    The Fund may purchase and sell (a) exchange traded and over-the-counter
(OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities, and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

    The Fund may use futures contracts and options for hedging purposes and risk management. The Fund may not use futures contracts and options for speculation.

    The Fund may utilize options and futures contracts to manage their exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

    The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of the Fund.

                                    OPTIONS

    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

    The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    SELLING (WRITING) PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

    If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

    Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

    The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

    OPTIONS ON INDEXES. The Fund may purchase or sell put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

    For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                               FUTURES CONTRACTS

    The Fund may purchase and sell futures contracts. When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

    When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

    The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

    The Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund 's assets could impede portfolio management or a Fund 's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS

    The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

    The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund 's accrued obligations under the agreement.

    The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

                                RISK MANAGEMENT

    The Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                               PORTFOLIO TURNOVER

    The Fund's portfolio turnover for the fiscal years ended July 31, 2000 and July 31, 2001 were 295% and 141%, respectively.

    The Fund may sell a security without regard to the length of time such security has been held if, in the Adviser's view, the security meets the criteria for sale. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. This policy is subject to certain requirements so that certain investors can qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). See "Distributions: Tax Matters" below.

                            INVESTMENT RESTRICTIONS

    The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or
(b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

    The Fund:

        (1) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        (2) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

        (3) May not borrow money, except to the extent permitted by applicable law;

        (4) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

        (5) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) make direct investments in mortgages;

        (6) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

        (7) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Fund and may be changed by their Trustees. These non-fundamental investment policies require that the Fund:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

        (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

    For purposes of the fundamental investment restriction regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES

    The Trustees of the Fund, together with information regarding their positions with the Fund, principal occupations and other board memberships and affiliations are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
            NAME (AGE);                                         FUND COMPLEX
          POSITIONS WITH               PRINCIPAL OCCUPATIONS     OVERSEEN BY   OTHER DIRECTORSHIPS HELD
         THE FUND (SINCE)               DURING PAST 5 YEARS        TRUSTEE       OUTSIDE FUND COMPLEX
-----------------------------------  -------------------------  -------------  -------------------------
INDEPENDENT TRUSTEES
William J. Armstrong (60); Trustee   Retired; Vice                   77        None
(2001)                               President & Treasurer of
                                     Ingersoll-Rand Company

Roland E. Eppley, Jr. (69); Trustee  Retired                         77        Trustee of Janel
(2001)                                                                         Hydraulics, Inc.
                                                                               (1993-Present)

Ann Maynard Gray (56); Trustee       Retired; Vice-President         77        Director of Duke Energy
(2001)                               of Capital                                Corporation
                                     Cities/ABC, Inc.                          (1997-Present); Director
                                     (1986-1998); President of                 of Elan Corporation Plc
                                     Diversified Publishing                    (2001-Present); Director
                                     Group (1991-1997);                        of The Phoenix Companies
                                                                               (2002)

Matt Healey (63); Trustee and        Retired; Chief Executive        77        None
President of the Board of Trustee    Officer of certain trust
(1982)                               in J.P. Morgan funds
                                     (1982-2001)

Fergus Reid III (69); Chairman of    Chairman & Chief                77        Trustee of Morgan Stanley
the Board (2001)                     Executive Officer of                      Funds (1995-Present)
                                     Lumelite Corporation

James J. Schonbachler (59); Trustee  Retired; Managing               77        Director of Jonathans
(2001)                               Director of Bankers Trust                 Landing Golf Club, Inc.
                                     Company (financial                        (2001-Present)
                                     services) (1968-1998);
                                     Group Head and Director
                                     of Bankers Trust, A.G.,
                                     Zurich and BT Brokerage
                                     Corp. (financial
                                     services)

H. Richard Vartabedian (66);         Investment Management           77        None
Trustee (2001)                       Consultant

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
            NAME (AGE);                                         FUND COMPLEX
          POSITIONS WITH               PRINCIPAL OCCUPATIONS     OVERSEEN BY   OTHER DIRECTORSHIPS HELD
         THE FUND (SINCE)               DURING PAST 5 YEARS        TRUSTEE       OUTSIDE FUND COMPLEX
-----------------------------------  -------------------------  -------------  -------------------------
INTERESTED TRUSTEE

Leonard M. Spalding (66); Trustee    Retired; Chief Executive        77        Director of Greenview
(2001)*                              Officer of Chase Mutual                   Trust Co.
                                     Funds (1989-1998);
                                     President & Chief
                                     Executive Officer of
                                     Vista Capital Management
                                     (investment management);
                                     Chief Investment
                                     Executive of Chase
                                     Manhattan Private Bank
                                     (investment management)

  * Mr. Spalding is deemed to be an interested person due to his ownership of J.P. Morgan Chase & Co. stock.

    Each Trustee is elected to serve for an indefinite term. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended October 31, 2001. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the fiscal year end October 31, 2001. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by Shareholders, but has no procedures currently in place for doing such. The Governance Committee met once during the fiscal year end October 31, 2001.

    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2001 in the Fund and each Trustee's aggregate ownership in any Funds that the Trustee oversees in the complex:

                                                        OWNERSHIP OF                       AGGREGATE OWNERSHIP OF ALL
NAME OF TRUSTEE                                         FUND SHARES                           FUNDS IN THE COMPLEX
---------------                           ----------------------------------------  ----------------------------------------
William J. Armstrong                                        None                                 Over $100,000
Roland E. Eppley, Jr.                                       None                                 Over $100,000
Ann Maynard Gray                                            None                                $10,000--$50,000
Matt Healey                                                 None                                 Over $100,000
Fergus Reid III                                             None                                 Over $100,000
James J. Schonbachler                                       None                               $50,000--$100,000
Leonard M. Spalding                                         None                                 Over $100,000
H. Richard Vartabedian                                      None                                 Over $100,000

   As of December 31, 2001, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or any of their affiliates (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the

Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2001 are set forth below.

                                                                  PENSION OR
                                                                  RETIREMENT           TOTAL
                                        AGGREGATE TRUSTEE      BENEFITS ACCRUED  COMPENSATION PAID
                                     COMPENSATION PAID BY THE       BY THE             FROM
                                        TRUST DURING 2001       "FUND COMPLEX"    "FUND COMPLEX"
                                     ------------------------  ----------------  -----------------
William J. Armstrong, Trustee                  $15                 $30,616           $106,500
Roland R. Eppley, Jr.                          $15                 $44,137           $107,500
Ann Maynard Gray                               $28                 N/A               $100,000
Matthew Healey                                 $33                 N/A               $116,665
Fergus Reid, III                               $31                 $65,527           $240,415
James J. Schonbachler                          $28                 N/A               $100,000
Leonard M. Spalding, Jr.                       $ 3                 $27,891           $102,000
H. Richard Vartabedian                         $20                 $66,879           $153,565

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co. ("J.P. Morgan Chase").
 ** On February 22, 2001, the board of Trustees voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 10 investment companies.
(2) Pierpont Group, Inc. which provided services to the former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $115,500, contributed $17,300 to a defined contribution plan on his behalf and paid $5,000 in insurance premiums for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the Fund, the Adviser, Administrator or Distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as selected by the

Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities, the Trust and the Portfolio had entered into a Fund Services Agreement with Pierpont Group, Inc., which was terminated on
July 31, 2001. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees were the equal and sole shareholders of Pierpont Group, Inc. The Trust has paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of the trusts within the Fund Complex, the Trust and the Portfolio have terminated their agreements with Pierpont Group, Inc. The Board of Trustees will instead look to counsel, auditors, Morgan and other service providers as necessary.

    The aggregate fees paid to Pierpont Group Inc. by the Fund and the Portfolio during the indicated fiscal periods are set forth below:

FUND--For fiscal year ended December 31, 1998: $422. For the seven months ended July 31, 1999 and the fiscal years ended July 31, 2000 and July 31, 2001: $211, $395 and $421, respectively.

PORTFOLIO--For fiscal year ended December 31, 1998: $423. For the seven months ended July 31, 1999 and the fiscal years ended July 31, 2000 and July 31, 2001:
$217, $399 and $422, respectively.

                                    OFFICERS

    The Fund's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Fund. The Fund has no employees.

    The officers of the Fund, together with information regarding their positions held with the Fund, principal occupations and other memberships and affiliations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

         NAME (AGE),                                                     NUMBER OF
     POSITIONS HELD WITH               PRINCIPAL OCCUPATIONS           PORTFOLIOS IN              OTHER POSITIONS HELD
      THE FUNDS (SINCE)                 DURING PAST 5 YEARS            FUND COMPLEX               OUTSIDE FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
George Gatch (39),              Managing Director, J.P. Morgan             82           None
President (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Head of J.P. Morgan
                                Fleming's U.S. Mutual Funds and
                                Financial Intermediaries Business;
                                he has held numerous positions
                                throughout the firm in business
                                management, marketing and sales.

David Wezdenko (38),            Vice President, J.P. Morgan                82           None
Treasurer (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Chief Operating Officer
                                for J.P. Morgan Fleming's U.S.
                                Mutual Funds and Financial
                                Intermediaries Business; since
                                joining J.P. Morgan Chase in 1996,
                                he has held numerous financial and
                                operation related positions
                                supporting the J.P. Morgan pooling
                                funds business.

         NAME (AGE),                                                     NUMBER OF
     POSITIONS HELD WITH               PRINCIPAL OCCUPATIONS           PORTFOLIOS IN              OTHER POSITIONS HELD
      THE FUNDS (SINCE)                 DURING PAST 5 YEARS            FUND COMPLEX               OUTSIDE FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
Sharon Weinberg (42),           Vice President, J.P. Morgan                82           None
Secretary (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Head of Business and
                                Product Strategy for J.P. Morgan
                                Fleming's U.S. Mutual Funds and
                                Financial Intermediaries Business;
                                since joining J.P. Morgan Chase in
                                1996, she has held numerous
                                positions through out the asset
                                management business in mutual funds
                                marketing, legal and product
                                development.

Michael Moran (32),             Vice President, J.P. Morgan                82           None
Vice President (2001)           Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Chief Financial Officer
                                of J.P. Morgan Fleming's U.S.
                                Mutual Funds and Financial
                                Intermediaries Business

Stephen Ungerman (48),          Vice President, J.P. Morgan                82           None
Vice President and Assistant    Investment Management Inc. and J.P.
(2001)                          Morgan Fleming Asset Management
                                (USA) Inc.; Head of the Fund
                                Service Group within Fund
                                Administration; prior to J.P.
                                Morgan Chase in 2000, he held a
                                number of senior management
                                positions in Prudential Insurance
                                Co. of America's asset management
                                business, including Assistant
                                General counsel, Tax Director, and
                                Co-head of Fund Administration
                                Department; Mr. Ungerman was also
                                the Assistant Treasurer of all
                                mutual funds managed by Prudential.

Judy R. Bartlett (36),          Vice President and Assistant               82           None
Vice President and Assistant    General Counsel, J.P. Morgan
Secretary (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc., since September 2000;
                                from August 1998 through August
                                2000, Ms. Bartlett was an attorney
                                at New York Life Insurance Company
                                where she served as Assistant
                                Secretary for the Mainstay Funds;
                                from October 1995 through July
                                1998, Ms. Bartlett was an associate
                                at the law firm of Wilkie Far &
                                Gallagher.

Joseph J. Bertini (36),         Vice President and Assistant               82           None
Vice President and Assistant    General Counsel, J.P. Morgan
Secretary (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; prior to October of
                                1997, he was an attorney in the
                                Mutual Fund Group at SunAmerica
                                Asset Management Inc.

         NAME (AGE),                                                     NUMBER OF
     POSITIONS HELD WITH               PRINCIPAL OCCUPATIONS           PORTFOLIOS IN              OTHER POSITIONS HELD
      THE FUNDS (SINCE)                 DURING PAST 5 YEARS            FUND COMPLEX               OUTSIDE FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
Paul M. DeRusso (47),           Vice President, J.P. Morgan                82           None
Assistant Treasurer (2001)      Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Manager of the
                                Budgeting and Expense Group of
                                Funds Administration Group.

Lai Ming Fung (27),             Associate, J.P. Morgan Investment          82           None
Assistant Treasurer (2001)      Management Inc. and J.P. Morgan
                                Fleming Asset Management (USA)
                                Inc.; Budgeting Analyst for the
                                Budgeting and Expense Group of
                                Funds Administration Group.

Mary Squires (47),              Vice President, J.P. Morgan                82           None
Assistant Treasurer (2001)      Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Ms. Squires has held
                                numerous financial and operations
                                positions supporting the J.P.
                                Morgan Chase organization complex.

Nimish S. Bhatt (38),           Senior Vice President of the Fund          82           Treasurer & Principal Accounting Officer
Assistant Treasurer (2001) *    Administration and Financial                            of BNY Hamilton Funds, Inc., Treasurer
                                Services of BISYS Investment                            of Summit Investment Trust and Principal
                                Services, Inc., since November                          Financial and Accounting Officer and
                                2000; various positions held within                     Comptroller of Variable Insurance Funds
                                BISYS prior to since 1996,
                                including Vice President and
                                Director of International
                                Operation, Vice President of
                                Financial Administration and Vice
                                President of Tax.

Arthur A. Jensen (35),          Vice President of Financial                82           None
Assistant Treasurer (2001) *    Services of BISYS Investment
                                Services, Inc., since June 2001;
                                formerly Section Manager at
                                Northern Trust Company and
                                Accounting Supervisor at Allstate
                                Insurance Company.

Martin R. Dean (38),            Vice President of Administration           82           Secretary of Eureka Funds
Assistant Treasurer (2001)*     Services of BISYS Investment
                                Services, Inc.

         NAME (AGE),                                                     NUMBER OF
     POSITIONS HELD WITH               PRINCIPAL OCCUPATIONS           PORTFOLIOS IN              OTHER POSITIONS HELD
      THE FUNDS (SINCE)                 DURING PAST 5 YEARS            FUND COMPLEX               OUTSIDE FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
Alaina Metz (34),               Chief Administrative Officer of            82           Assistant Secretary of Old National
Assistant Secretary (2001)*     BISYS Fund Services, Inc.;                              Fund, Assistant Secretary of 1st Source
                                formerly, Supervisor of the Blue                        Monogram Funds, Assistant Secretary of
                                Sky Department of Alliance Capital                      Alpine Equity Trust, Assistant Secretary
                                Management L.P.                                         of Ambassador Funds, Assistant Secretary
                                                                                        of American Independence Funds Trust,
                                                                                        Assistant Secretary of American
                                                                                        Performance, Assistant Secretary of
                                                                                        AmSouth Funds, Assistant Clerk of Barr
                                                                                        Rosenberg Series Trust, Chairman of Barr
                                                                                        Rosenberg Variable Insurance Trust,
                                                                                        Assistant Secretary of BB&T Funds,
                                                                                        Assistant Secretary of BNY Hamilton
                                                                                        Funds, Inc., Assistant Secretary of
                                                                                        Brenton Mutual Funds, Assistant
                                                                                        Secretary of Citizens Funds, Assistant
                                                                                        Secretary of Counter Bond Fund,
                                                                                        Assistant Secretary of Empire Builder
                                                                                        Tax Free Bond Fund, Assistant Secretary
                                                                                        of Eureka Funds, Assistant Secretary of
                                                                                        Gartmore Mutual Funds (GMF) and
                                                                                        Assistant Secretary of Gartmore Variable
                                                                                        Insurance Trust (GVIT), Assistant
                                                                                        Secretary of Governor Funds, Assistant
                                                                                        Secretary of Hirtle Callaghan Trust,
                                                                                        Assistant Secretary of HSBC Advisor
                                                                                        Funds Trust (Class Y - Onshore Feeder
                                                                                        Funds), Assistant Secretary of HSBC
                                                                                        Family of Funds, Assistant Secretary of
                                                                                        HSBC Investor Funds, Assistant Secretary
                                                                                        of Kensington Funds, Assistant Secretary
                                                                                        of Kent Funds, Chairman of LEADER Mutual
                                                                                        Funds, Assistant Secretary of
                                                                                        Metamarkets.com, Assistant Secretary of
                                                                                        Meyers Investment Trust, Assistant
                                                                                        Secretary of MMA Praxis Mutual Funds,
                                                                                        Assistant Secretary of Nationwide Asset
                                                                                        Allocation Trust (NAAT), Assistant
                                                                                        Secretary of Oak Value, Assistant
                                                                                        Secretary of Old Westbury Funds,
                                                                                        Assistant Secretary of One Group Mutual
                                                                                        Funds, Vice President of Pacific Capital
                                                                                        Funds, Chairman of RBC Funds, Assistant
                                                                                        Secretary of Shay - Asset Management
                                                                                        Fund, Assistant Secretary of Shay -
                                                                                        Institutional Investors Capital
                                                                                        Appreciation Fund, Inc., Assistant
                                                                                        Secretary of Shay - M.S.B. Fund, Inc.,
                                                                                        Assistant Secretary of Summit Investment
                                                                                        Trust, Assistant Secretary of The Shelby
                                                                                        Funds, Assistant

         NAME (AGE),                                                     NUMBER OF
     POSITIONS HELD WITH               PRINCIPAL OCCUPATIONS           PORTFOLIOS IN              OTHER POSITIONS HELD
      THE FUNDS (SINCE)                 DURING PAST 5 YEARS            FUND COMPLEX               OUTSIDE FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
                                                                                        Secretary of United American Cash
                                                                                        Reserves, Assistant Secretary of
                                                                                        USAllianz Funds, Assistant Secretary of
                                                                                        USAllianz Variable Insurance Products
                                                                                        Trust, Assistant Secretary of UST of
                                                                                        Boston, Assistant Secretary of Valiant
                                                                                        Fund, Assistant Secretary of Van Ness
                                                                                        Funds, Secretary of Variable Insurance
                                                                                        Funds, Assistant Secretary of Victory
                                                                                        Portfolios, Assistant Secretary of
                                                                                        Victory Variable Insurance and Assistant
                                                                                        Secretary of Willamette Funds

Lisa Hurley (46),               Executive Vice President and               8-           None
Assistant Secretary (2001)**    General Counsel of BISYS Fund
                                Services, Inc.; formerly Counsel to
                                Moore Capital Management and
                                General Counsel to Global Asset
                                Management and Northstar
                                Investments Management.

  * The contact address for the officer is Stelzer Road, Columbus, OH 43219. ** The contact address for the officer is 90 Park Avenue, New York, NY 10016.

    As of January 31, 2002, the officers and Trustees as a group owned less than 1% of the shares of the Fund.

                                CODES OF ETHICS

    The Trust, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    Subject to the supervision of the Fund's Trustees, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Fund's investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.

    J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors.

    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.

    The Fund's Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or its affiliates, has approved the Advisory Agreement for the Fund.

    In approving the Advisory Agreement, the Board of Trustees of the Fund focused primarily on the nature, quality and scope of the operations and services provided by the Adviser to the Fund and comparative fee information concerning other investment companies with similar investment objectives and policies. The Fund's Board of Trustees compared the terms of the Advisory Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees and the anticipated benefits to the Adviser of its relationship with the Fund. In addition, the Fund's Board of Trustees considered the commitment of the Adviser to maintain the services provided to the Fund, and met with representatives of the Adviser to discuss the financial condition of the Adviser and the Adviser's intentions with respect to the management of the Fund. In addition to the foregoing primary considerations, the Fund's Board of Trustees considered whether there were any conditions likely to affect the ability of the Adviser to retain and attract qualified personnel to manage the Fund. The Fund's Board of Trustees requested and reviewed, with the assistance of its own legal counsel, materials furnished by the Adviser. These materials included financial statements as well as other written information regarding the Adviser and its personnel, operations and financial condition. In connection with these considerations, the Board considered possible alternatives to approval of the Advisory Agreement.

    The Board of Trustees of the Fund concluded that the Advisory Agreement enabled the applicable Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of the Fund and its shareholders.

    The investment advisory services the Adviser provides to the Fund is not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Fund. See "Fund Transactions."

    The Fund is managed by employees of the Adviser who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Advisory Agreement, the Trust, on behalf of the Fund, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to an annual rate of 0.70% of the Fund's average daily net assets.

    Prior to October 1, 1998, Morgan Guaranty Trust Company of New York "Morgan Guaranty" served as investment adviser to the Fund's Portfolio.

    The advisory fees paid by the Portfolio to the Adviser for the fiscal year ended December 31, 1998, for the seven months ended July 31, 1999 and the fiscal years ended July 31, 2000 and July 31, 2001 were: $106,372, $73,273, $166,951 and $164,264, respectively.

    See "Expenses" below for applicable expense limitations.

    The Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

    Under separate agreements, Morgan provides certain financial, fund accounting and administrative services to the Trust and the Portfolio and shareholder services for the Trust. See "Shareholder Servicing" below.

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, dated April 11, 2001, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of J.P. Morgan Fund Distributors, Inc. are located at 1211 Avenue of the Americas, New York, NY 10036.

    Prior to April 11, 2001, Funds Distributor, Inc. ("FDI") served as the Fund's Distributor.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement, dated August 11, 2001, with the Trust (the "Administration Agreement"), Morgan is the administrator of the Fund. Morgan provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. Morgan was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

    Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of the Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940
Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties under the agreement on the part of Morgan or its directors, officers or employees, the Trust shall indemnify Morgan against any claims that Morgan may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from the Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion. Morgan may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

    Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's Sub-Administrator.

    Under a prior Co-Administration Agreement with the Trust and the Portfolio dated August 1, 1996, FDI served as the Trust's and the Portfolio's Co-Administrator.

    For its services under the Co-Administration Agreements, the Fund and the Portfolio agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund and the Portfolio was based on the ratio of its net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI.

    The table below sets forth the administrative fees paid by the Fund and the Portfolio to FDI for the fiscal periods indicated.

FUND--For the fiscal year ended December 31, 1998: $311. For the seven months ended July 31, 1999 and the fiscal years ended July 31, 2000 and July 31, 2001:
$151, $293 and $227, respectively.

PORTFOLIO--For the fiscal year ended December 31, 1998: $274. For the seven months ended July 31, 1999 and the fiscal years ended July 31, 2000 and July 31, 2001: $129, $222 and $127, respectively.

    The Trust, on behalf of the Fund, and the Portfolio, had also entered into Administrative Services Agreements (the "Services Agreements") with Morgan Guaranty pursuant to which Morgan Guaranty was responsible for certain administrative and related services provided to the Fund and the Portfolio.

    Under the Services Agreements, the Fund had agreed to pay Morgan Guaranty fees equal to its allocable share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Fund and Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund was determined by the proportionate share that its net assets bear to the total net assets of the Trust. The table below sets forth for the Fund and the Portfolio the fees paid to Morgan Guaranty, as Services Agent, for the fiscal periods indicated.

FUND--For the fiscal year ended December 31, 1998: $4,314. For the seven months ended July 31, 1999 and the fiscal years ended July 31, 2000 and July 31, 2001:
$2,677, $5,838 and $5,477, respectively.

PORTFOLIO--For the fiscal year ended December 31, 1998: $4,349. For the seven months ended July 31, 1999 and the fiscal years ended July 31, 2000 and July 31, 2001: $2,702, $5,919 and $5,526, respectively.

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Fund, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectus. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of the Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of 0.25% of average daily net assets and Class B and Class C shares pay a Distribution Fee of 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of the Fund of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of the Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of the Class A shares, 0.25% annualized of the average net asset value of the Class B shares or 0.75% annualized of the average net asset value of the Class C shares maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares of the Fund, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by the Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B shares of the Fund, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of disinterested Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular class of the Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                                   CUSTODIAN

    Pursuant to the Global Custody Agreement with the Trust, dated September 7, 2001, Morgan is the Trust's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions. Prior to that time,

The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, served as the Trust's custodian and fund accounting agent.

                                 TRANSFER AGENT

    DST Systems, Inc. ("DST") serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. Prior to May 5, 2001, State Street Bank and Trust Company served as the Trust's transfer and dividend disbursing agent.

                             SHAREHOLDER SERVICING

    The Trust on behalf of the Fund has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which includes, but is not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

    Under the Shareholder Servicing Agreement, effective August 1, 1998, the Fund has agreed to pay Morgan for these services a fee at an annual rate of 0.25% (expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders).

    The shareholder servicing fees paid by the Fund to Morgan for the fiscal year ended December 31, 1998, for the seven months ended July 31, 1999 and the fiscal years ended July 31, 2000 and July 31, 2001 were: $37,680, $25,923, $58,859 and $58,272, respectively.

    If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

    The Fund may be sold to or through financial intermediaries who are customers of Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or Morgan.

    The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    In addition to the fees payable to JPMIM and Morgan under various agreements discussed under various agreements discussed under "Investment Adviser," "Administrator", and "Shareholder Servicing" above, the Fund is responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Fund. For the Fund, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and registration fees under state securities laws.

    Morgan has agreed that it will reimburse the Fund until December 31, 2004, as described in the Prospectus, to the extent necessary to maintain the Fund's total operating expenses (excluding interest, taxes, and extraordinary expenses and expenses related to the deferred compensation plan of the Fund) at 1.25% of the Fund's average daily net assets for Select Shares. Actual net expenses for the year ended July 31, 2001, were 1.92% of average daily net assets as a result of non-reimbursed interest expense equal to 0.06% of average daily net assets.

    The table below sets forth for both the Fund and the Portfolio fees and other expenses Morgan reimbursed under the expense reimbursement arrangements pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.

FUND--(Includes expense reimbursement allocated from the Portfolio) For the fiscal year ended December 31, 1998: $126,703. For the seven months ended July 31, 1999 and the fiscal years ended July 31, 2000 and July 31, 2001:
$129,413, $152,066 and $156,483, respectively.

PORTFOLIO--For the fiscal year ended December 31, 1998: $27,722. For the seven months ended July 31, 1999 and the fiscal year ended July 31, 2000: $47,534 and $13,890, respectively. Morgan did not reimburse the portfolio for any expenses during the fiscal year ended July 31, 2001.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST Systems, Inc. ("DST"), the Fund's transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund;
(ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in the Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in the Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 4.5% sales charge on Class A shares is set forth below:

                                                                     AMOUNT OF
                                              SALES CHARGE AS A     SALES CHARGE
                                                PERCENTAGE OF:      REALLOWED TO
                                             --------------------   DEALERS AS A
                                             OFFERING  NET AMOUNT  PERCENTAGE OF
AMOUNT OF TRANSACTION AT OFFERING PRICE ($)   PRICE     INVESTED   OFFERING PRICE
-------------------------------------------  --------  ----------  --------------
Under 100,000                                   4.50       4.71           4.00
100,000 but under 250,000                       3.75       3.90           3.25
250,000 but under 500,000                       2.50       2.56           2.25
500,000 but under 1,000,000                     2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of the Fund may be deemed to be underwriters under the Securities Act.

    The Fund's Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's Distributor may withhold such payments with respect to short-term investments.

    Effective January 1, 2002, clients of broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00% and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

    The Fund's Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. Defined contribution plan clients of broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1%, based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption, if the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if the Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the

Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of the Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such
Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of the Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    The Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase & Co. ("JPMorgan Chase"), the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase the Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Upon written request, Class A shareholders of the Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

    The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of the Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The Distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS

    The Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectus.

    Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

    The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

    The net asset value of the Fund is equal to the value of the Fund's investments less the Fund's liabilities. The following is a discussion of the procedures used by the Fund in valuing its assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently
4:15 p.m., Eastern Standard Time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Fund's net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

                                PERFORMANCE DATA

    From time to time, the Fund may quote performance in terms of yield, actual distributions, total returns, or capital appreciation in reports, sales literature, and advertisements published by the Fund. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectus.

    Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under the "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment date during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over the specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

    YIELD QUOTATIONS. Any current "yield" quotation for a class of shares of the Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

    The SEC yield of the Fund for the thirty-day period ended July 31, 2001 was 11.27%.

    TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the average annual total return of a Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions distributed by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

                                                                   SINCE     DATE OF
FUND                         ONE YEAR     FIVE YEARS  TEN YEARS  INCEPTION  INCEPTION
----                       -------------  ----------  ---------  ---------  ---------
Fleming Emerging Markets
  Debt
Select Shares - before
  taxes                           -0.17%       N/A         N/A     5.77%     4/17/97
Select Shares - after
  taxes on distributions          -4.49%       N/A         N/A     1.15%
Select Shares - after
  taxes on distributions
  and sales of fund
  shares                          -0.07%       N/A         N/A     2.22%

    GENERAL. The Fund's performance will vary from time to time depending upon market conditions, the composition of the Fund, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund;
(5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

                             PORTFOLIO TRANSACTIONS

    The Adviser places orders for the Fund for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objective and Policies."

    Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Portfolio transactions for the Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Fund may engage in short-term trading consistent with its objective. See "Investment Objective and Policies--Portfolio Turnover."

    In connection with portfolio transactions for the Fund, the Adviser intends to seek best execution on a competitive basis for both purchases and sales of securities.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Fund's brokerage transactions to affiliates of the Adviser. In order for affiliates of the Adviser to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

    Under the Advisory Agreement and as permitted by Section 28(c) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, the Fund and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Fund. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes: (i) advice as to the value of securities;

(ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The management fees that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

    Portfolio securities will not be purchased from or through or sold to or through the Administrator, the Distributor or the Adviser or any other "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Adviser when such entities are acting as principals, except to the extent permitted by law. In addition, the Fund will not purchase securities during the existence of any underwriting group relating thereto of which the Adviser or an affiliate of the Adviser is a member, except to the extent permitted by law.

    Investment decisions made by the Adviser are the product of many factors in addition to basic suitability for the particular fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Fund may only sell a security to other portfolios or accounts managed by the Adviser or its affiliates in accordance with procedures adopted by the Trustees.

    It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with the Adviser's fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

    If the Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                              MASSACHUSETTS TRUST

    The Trust is a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

    Effective January 1, 1998, the name of the Trust was changed from "The JPM Pierpont Funds" to "J.P. Morgan Funds", and the Fund's name changed accordingly.

    The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                             DESCRIPTION OF SHARES

    The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

    The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures and to appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.

    The Trustees have authorized the issuance and sale to the public of shares of 33 series of the Trust. The Trustees have no current intention to create any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares" in the Prospectus.

                           DISTRIBUTIONS: TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, the Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income
(i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Investment Objectives and Policies." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark to market" certain types of positions in its portfolio

(that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election"). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they generally will not qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

    Distributions by the Fund that do not constitute ordinary income dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder
(1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's federal income tax liabilities provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

    The Emerging Markets Debt Portfolio has a capital loss carryforward of $2,865,687 which expires in 2009.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of the Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                               PRINCIPAL HOLDERS

    As of January 31, 2002, the following persons owned of record and were known by the Fund to own 5% or more of the outstanding Select Class Shares of the JPMorgan Emerging Markets Debt Fund(1):

NAME AND ADDRESS
OF SHAREHOLDER                                      PERCENTAGE HELD
--------------                                      ---------------
MGT OF NEW YORK AS AGENT FOR SULAM TRUST                   36.46%
ATTN SPECIAL PRODUCTS 2/OPS3
500 STANTON CHRISTIANA RD
NEWARK DE 19713-2107

MGT OF NEW YORK AS AGENT FOR ERK TRUST                     14.58%
ATTN SPECIAL PRODUCTS 2/OPS3
500 STANTON CHRISTIANA RD
NEWARK DE 19713-2107

MGT OF NEW YORK AS AGENT FOR AUSTRIA TRUST                 14.58%
ATTN SPECIAL PRODUCTS 2/OPS3
500 STANTON CHRISTIANA RD
NEWARK DE 19713-2107

CHARLES SCHWAB & CO INC                                     6.37%
SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

(1) On September 7, 2001, all issued and outstanding shares of the JPMorgan Emerging Markets Debt Fund were renamed the Select Class shares of the Fleming Emerging Markets Debt Fund.

                             ADDITIONAL INFORMATION

    Telephone calls to the Fund, Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Portfolio's registration statement filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS

    The Fund's financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's July 31, 2001 annual report filing made with the SEC on October 1, 2001 (Accession No. 0000912057-01-534043) pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is available without charge upon request by calling JPMorgan Funds Service Center at (800) 348-4782. The Fund's financial statements include the financial statements of the Portfolio.

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

    A-2--This designation indicates that the degree of safety regarding timely payment is satisfactory.

    A-3--This designation indicates that the degree of safety regarding timely payment is adequate.

SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -  Leading market positions in well established industries.
    -  High rates of return on funds employed.
    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited

                                      A-2
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above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3--Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                      A-3